DEFINED ASSET FUNDS




Select Ten Portfolio
International

1997
United
Kingdom
Portfolio

Series C

[A picture of Big Ben with Parliament in the background]


















Merrill Lynch







Financial Times Index


The Financial Times Industrial Ordinary Share Index (FT Index) consists of 30 common stocks chosen by the editors of The Financial Times (London) to be representative of British industry and commerce. The companies are major players in their industries and their stocks are widely held by individual and institutional investors. The FT Index is an unweighted average of the share prices of these companies:

Allied Domecq
ASDA Group
BOC Group
BTR
Blue Circle Industries
Boots Company
British Airways
British Petroleum Company
British Telecommunications
BG
Cadbury Schweppes
Courtaulds
General Electric Company
Glaxo Wellcome
Grand Metropolitan
GKN
Granada
Guinness
Imperial Chemical Industries
Lucas Industries
Lloyds TSB
Marks & Spencer
National Westminster Bank
Peninsular & Oriental Steam Navigation Company
Reuters Holdings
Royal & Sun Alliance Insurance
SmithKline Beecham
Tate & Lyle
Thorn EMI
Vadafone Group

Defined Asset Funds(SM) Select Ten Portfolio--International Series uses a simple investment strategy to help you take advantage of opportunities in selected countries. International equity markets, such as the United Kingdom, can offer attractive growth potential and can help investors diversify their portfolios. The United Kingdom's economic growth is reflected in the performance of the Financial Times Industrial Ordinary Share Index(*) (FT Index).


A Simple Strategy

This Portfolio seeks total return by investing in approximately equal values of the ten stocks in the FT Index,(*) having the highest dividend yield shortly before the offering date (the "STRATEGY") and will hold them for about a year. These companies are among the most highly capitalized in the United Kingdom.

Each year, we intend to reapply the screening process to select a new Portfolio. You may choose to reinvest in the next Portfolio, if available, at a reduced sales charge, or you can take the cash. Although each Select Ten Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years.


Offers U.S. Investors Some Big Advantages

o Semi-annual dividends. Investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o  Low cost.  The minimum investment is about $250.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

--------------
(*)The publisher of the Financial Times Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.



Defining Your Risks

The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program, and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o  There can be no assurance that the Portfolio will meet its objective.

o Total returns on United Kingdom stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there can be no assurance that dividend rates will be maintained or that stock prices or currency exchange rates will not decline. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%.

o The stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. There can be no assurance the market factors that caused these relatively low prices and high yields will change.



Select Ten International United Kingdom Portfolio - 1997 Series C(**)

Name of Issuer                                       Current Dividend Yield<F2>

1.  Courtaulds PLC                                             4.97%
2.  Allied Domecq PLC                                          4.93
3.  British Telecommunications PLC                             4.90
4.  BTR PLC                                                    4.59
5.  Peninsular & Oriental Steam Navigation Company             4.50
6.  Tate & Lyle PLC                                            4.36
7.  Royal & Sun Alliance Insurance Group PLC                   3.63
8.  Blue Circle Industries PLC                                 3.54
9.  National Westminster Bank PLC                              3.43
10. General Electric Company PLC                               3.39

---------------

<F1>
(**)Initial date of deposit - September 19, 1997.
<F2>
Current dividend yield for each security was generally calculated by adding the most recent interim and final dividends declared on the security and dividing the result by its market value as of the close of trading on September 19, 1997. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.


PAST PERFORMANCE OF PRIOR SELECT TEN INTERNATIONAL UNITED KINGDOM PORTFOLIOS

The chart below shows average annual total returns for the following Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series:

       Series From Inception                     Most Recently
        Through 6/30/97                       Completed Portfolio
-----------------------------------    ---------------------------------
             Inception     Return                   Period       Return
             ----------    --------                 ---------    -------
A Series     1/5/94        2.36%       A Series     1/22/96-     2.78%
                                                    2/28/97
B Series     6/21/93       7.49%       B Series     5/20/96-     18.63%
                                                    6/27/97
C Series     9/28/93       5.54%       C Series     9/12/95-     1.28%
                                                    10/31/96
                                       3 Series     7/22/96-     18.01%
                                                    8/29/97

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because Series Since Inception figures reflect a reduced sales charge for consecutive rollovers and because the performance period of the Most Recently Completed Portfolio is different.

[A mountain chart, captioned "Hypothetical Performance of the Strategy (not any Portfolio) Growth of $10,000 invested in 1977 through 6/30/97," compares the cumulative annual performance from 1977 through 6/30/97 of the Strategy
(ochre) with the FT Index (crimson). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart.
The horizontal or (Y) axis compares the cumulative annual performance by YEAR, from 1977 through 6/30/97. The vertical or (X) axis reflects DOLLAR AMOUNTS in $100,000 increments from $0 up to $500,000. The initial value of each investment is $10,000. Throughout the 20 year period, increases in each investment build towards the right vertical or (X) axis. At the end of the 20 year period, the right vertical or (X) axis, reflects both the ending value of the STRATEGY($512,977) and the ending value of the FT Index ($223,289)].

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. The chart above illustrates past performance of the FT Index and Strategy (not any actual Portfolio). Past performance of the Strategy is no guarantee of future results of any Portfolio. After deducting Portfolio sales charges and expenses, the Strategy would have underperformed the FT Index in 7 of the last 20 years.

Results assume dividends were reinvested at year end and do not reflect any commissions or taxes.

Annual Total Returns

Figures below do not reflect any sales charges, expenses, commissions or taxes and are for periods ending December 31.

                        FT                                           FT
Year     Strategy      Index              Year        Strategy      Index
1977      87.27%      61.92%              1988         11.38        6.74
1978      17.73        9.92               1989         28.71       22.80
1979      4.76         3.59               1990          9.26       10.29
1980     30.15        31.77               1991         16.57       14.65
1981     -6.26        -5.30               1992          4.27       -2.33
1982     44.03         0.42               1993         37.69       18.40
1983     42.06        21.94               1994          5.46        1.89
1984      5.50         2.15               1995         10.83       17.63
1985     78.64        54.74               1996         14.29       20.05
1986     32.88        24.36              6/30/97       -0.82        5.19
1987     48.10        38.99            Average<F1>     23.38%      16.36%

------------

<F1>
Average annual total returns represent the annual rate of price appreciation, plus dividends reinvested at the end of each year.

The data shown represents hypothetical past performance of the Strategy (not any Portfolio) and is no guarantee of future results. There can be no assurance that any Portfolio will outperform the Index. Figures represent price changes plus dividends received. Changes in the exchange rate of the pound sterling relative to the U.S. dollar affected these figures significantly in certain years. These changes ranged from -25% in 1981 and 1984 to +21% in 1987, and averaged -2.7% over the last 20 years.

Portfolio performance will differ from the Strategy because the Portfolio has sales charges and pays brokerage commissions and expenses, because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates different from the closing price and currency exchange rate used in determining Portfolio unit price, the Portfolios are not fully invested at all times and stocks may not be weighted equally. The Strategy does not reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

DEFINING YOUR COST

Low Initial Sales Charge/
Reduced Charge for Rollovers

First-time investors pay an initial sales charge of approximately 1% when they buy. All investors pay a deferred sales charge of $1.75 per 1,000 units, deducted in each of the last ten months of the Portfolio ($17.50 total).

                                As a % of Public Offering      Amount per
                                          Price                1,000 Units

Initial Sales Charge                      1.00%                  $10.00
Deferred Sales Charge                     1.75%                  $17.50
                                          =====                  ======
------------------------------------------------------------------------------
Maximum Sales Charge                      2.75%                  $27.50
------------------------------------------------------------------------------
Estimated Annual                          0.31%                   $3.16
Operating Expenses (as a
% of net assets)

If you sell your units before termination, the remaining deferred sales charges are deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred fee and operating expenses.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                           Total Sales Charge
                                                as a % of
Amount Purchased                          Public Offering Price
Less than $50,000                                 2.75%
$50,000 to $99,999                                2.50%
$100,000 to $249,999                              2.00%
$250,000 to $999,999                              1.75%

$1,000,000 or more                                1.00%

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you, net of the deferred sales charge and the charge for organizational expenses.
Accordingly, you should not increase your tax basis in your units by the deferred sales charge and the charge for organizational expenses. US investors will include in income their share of dividends grossed up for certain taxes paid by U.K. issuers; however, they may not be able to obtain refunds for such taxes.


Don't Delay.

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Read the prospectus carefully before you invest.

Additional United Kingdom Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio in this Select Ten Portfolio--International Series has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration statement becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


Other Select Series

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Hong Kong Portfolio (Hang Seng Index)
Japan Portfolio (Nikkei Index)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Intrinsic Value Portfolio

Equity Investor Funds Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund 2
Tele-Global Trust 2


Equity Investor Funds Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust


Other Defined Asset Funds

Corporate Income Funds
Government Securities Income Funds
International Bond Funds
Municipal Investment Trusts